                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 1999


I. RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                     716,220.95
        Available Funds:
           Contract Payments due and received in this period                                                 4,516,598.80
           Contract Payments due in prior period(s) and received in this period                                382,826.77
           Contract Payments received in this period for next period                                           122,505.70
           Sales, Use and Property Tax, Maintenance, Late Charges                                               95,127.93
           Prepayment Amounts related to early termination in this period                                      144,640.20
           Servicer Advance                                                                                    618,387.26
           Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
           Transfer from Reserve Account                                                                        13,072.04
           Interest earned on Collection Account                                                                22,396.42
           Interest earned on Affiliated Account                                                                 1,609.37
           Proceeds from repurchase of Contracts per Contribution and Servicing
            Agreement Section 5.03                                                                                   0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01
            (Substituted contract < Predecessor contract)                                                            0.00
           Amounts paid under insurance policies                                                                     0.00
           Any other amounts                                                                                         0.00
                                                                                                             ------------

        Total Available Funds                                                                                6,633,385.44
        Less: Amounts to be Retained in Collection Account                                                     482,364.42
                                                                                                             ------------
        AMOUNT TO BE DISTRIBUTED                                                                             6,151,021.02
                                                                                                             ============


        DISTRIBUTION OF FUNDS:
         1.  To Trustee -  Fees                                                                                      0.00
         2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                        382,826.77
         3.  To Noteholders (For Servicer Report immediately following the Final
             Additional Closing Date)

               a) Class A1 Principal and Interest                                                            3,608,605.36
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                          229,891.90
               a) Class A3 Principal (distributed after A2 Note matures) and Interest                          370,516.12
               a) Class A4 Principal (distributed after A3 Note matures) and Interest                          595,956.85
               b) Class B Principal and Interest                                                                83,017.97
               c) Class C Principal and Interest                                                               167,140.23
               d) Class D Principal and Interest                                                               114,595.70
               e) Class E Principal and Interest                                                               156,608.70

         4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                 0.00
         5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   96,123.18
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                 120,998.64
               c) Reserve Account Distribution (Provided no Restricting or
                  Amortization Event in effect)                                                                 13,072.04
         6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
             and Any Other Amounts                                                                             119,133.72
         7.  To Servicer, Servicing Fee and other Servicing Compensations                                       92,533.84
                                                                                                            -------------
        TOTAL FUNDS DISTRIBUTED                                                                              6,151,021.02
                                                                                                            =============


        End of Period Collection Account Balance {Includes Payments in Advance & Restricting                -------------
        Event Funds (if any)}                                                                                  482,364.42
                                                                                                            =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                           $2,702,437.25
            - Add Investment Earnings                                                                           13,072.04
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                         0.00
            - Less Distribution to Certificate Account                                                          13,072.04
                                                                                                            -------------
End of period balance                                                                                       $2,702,437.25
                                                                                                            =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                  $2,702,437.25
                                                                                                            =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 1999


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                         Pool A                                 170,236,767.97
                         Pool B                                  46,908,819.22
                                                                --------------

                                                                                      217,145,587.19
Class A Overdue Interest, if any                                          0.00
Class A Monthly Interest - Pool A                                   984,419.60
Class A Monthly Interest - Pool B                                   271,257.27

Class A Overdue Principal, if any                                         0.00
Class A Monthly Principal - Pool A                                2,634,637.52
Class A Monthly Principal - Pool B                                  914,655.84
                                                                --------------

                                                                                        3,549,293.36
Ending Principal Balance of the Class A Notes
                         Pool A                                 167,602,130.45
                         Pool B                                  45,994,163.38
                                                                --------------        --------------
                                                                                      213,596,293.83
                                                                                      ==============


Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $237,814,000      Original Face $237,814,000        Balance Factor
              $ 5.280080                       $ 14.924661            89.816535%



IV.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                    Class A1                                                     10,814,587.19
                    Class A2                                                     42,182,000.00
                    Class A3                                                     65,098,000.00
                    Class A4                                                     99,051,000.00
                                                                                 -------------


Class A Monthly Interest                                                                              217,145,587.19
                    Class A1 (Actual Number Days/360)                                59,312.00
                    Class A2                                                        229,891.90
                    Class A3                                                        370,516.11
                    Class A4                                                        595,956.85
                                                                                 -------------



Class A Monthly Principal
                    Class A1                                                      3,549,293.36
                    Class A2                                                              0.00
                    Class A3                                                              0.00
                    Class A4                                                              0.00
                                                                                 -------------


                                                                                                        3,549,293.36
Ending Principal Balance of the Class A2 Notes
                    Class A1                                                      7,265,293.83
                    Class A2                                                     42,182,000.00
                    Class A3                                                     65,098,000.00
                    Class A4                                                     99,051,000.00
                                                                                 -------------        --------------
                                                                                                      213,596,293.83
                                                                                                      ==============

Class A1

Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $31,483,000     Original Face $31,483,000         Balance Factor
              $ 1.883937                   $ 112.736822               23.076879%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 1999


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                                       Pool A                                   2,902,038.21
                                       Pool B                                     799,659.29
                                                                                ------------

                                                                                                   3,701,697.50

       Class B Overdue Interest, if any                                                 0.00
       Class B Monthly Interest - Pool A                                           17,654.07
       Class B Monthly Interest - Pool B                                            4,864.59
       Class B Overdue Principal, if any                                                0.00
       Class B Monthly Principal - Pool A                                          44,908.59
       Class B Monthly Principal - Pool B                                          15,590.72
                                                                                ------------

                                                                                                      60,499.31
       Ending Principal Balance of the Class B Notes
                                       Pool A                                   2,857,129.62
                                       Pool B                                     784,068.57
                                                                                ------------       ------------
                                                                                                   3,641,198.19
                                                                                                   ============



Interest Paid Per $1,000     Principal Paid Per $1,000          Ending Principal
Original Face $4,054,000     Original Face $4,054,000           Balance Factor
              $ 5.554677                   $ 14.923362                89.817420%



VI.   CLASS C NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class C Notes
                                Pool A                                          5,803,295.43
                                Pool B                                          1,599,099.59
                                                                                ------------

                                                                                                       7,402,395.02

     Class C Overdue Interest, if any                                                   0.00
     Class C Monthly Interest - Pool A                                             36,173.87
     Class C Monthly Interest - Pool B                                              9,967.72
     Class C Overdue Principal, if any                                                  0.00
     Class C Monthly Principal - Pool A                                            89,817.19
     Class C Monthly Principal - Pool B                                            31,181.45
                                                                                ------------

                                                                                                         120,998.64
     Ending Principal Balance of the Class C Notes
                                Pool A                                          5,713,478.24
                                Pool B                                          1,567,918.14
                                                                                ------------           ------------
                                                                                                       7,281,396.38
                                                                                                       ============



Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $8,107,000      Original Face $8,107,000          Balance Factor
              $ 5.691574                   $ 14.925205              89.816164%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 1999


VII. CLASS D NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class D Notes
                               Pool A                               3,869,123.96
                               Pool B                               1,066,139.40
                                                                    ------------

                                                                                               4,935,263.36

      Class D Overdue Interest, if any                                      0.00
      Class D Monthly Interest - Pool A                                26,600.23
      Class D Monthly Interest - Pool B                                 7,329.71
      Class D Overdue Principal, if any                                     0.00
      Class D Monthly Principal - Pool A                               59,878.13
      Class D Monthly Principal - Pool B                               20,787.63
                                                                    ------------

                                                                                                  80,665.76
      Ending Principal Balance of the Class D Notes
                               Pool A                               3,809,245.83
                               Pool B                               1,045,351.77
                                                                    ------------               ------------
                                                                                               4,854,597.60
                                                                                               ============


Interest Paid Per $1,000     Principal Paid Per $1,000          Ending Principal
Original Face $5,405,000     Original Face $5,405,000             Balance Factor
          $ 6.277510                       $ 14.924285                89.816792%



VIII.   CLASS E NOTE PRINCIPAL BALANCE
          Beginning Principal Balance of the Class E Notes
                                  Pool A                                         4,836,209.69
                                  Pool B                                         1,332,619.49
                                                                                 ------------

                                                                                                             6,168,829.18

          Class E Overdue Interest, if any                                               0.00
          Class E Monthly Interest - Pool A                                         43,727.40
          Class E Monthly Interest - Pool B                                         12,049.10
          Class E Overdue Principal, if any                                              0.00
          Class E Monthly Principal - Pool A                                        74,847.66
          Class E Monthly Principal - Pool B                                        25,984.54
                                                                                 ------------

                                                                                                               100,832.20
          Ending Principal Balance of the Class E Notes
                                  Pool A                                         4,761,362.03
                                  Pool B                                         1,306,634.95
                                                                                 ------------                ------------
                                                                                                             6,067,996.98
                                                                                                             ============


Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $6,756,000       Original Face $6,756,000           Balance Factor
              $ 8.255847                     $ 14.924837              89.816415%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 1999


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                           Pool A                                      5,803,861.43
                                           Pool B                                      1,599,258.29
                                                                                       ------------
                                                                                                                 7,403,119.72

           Residual Interest - Pool A                                                     75,358.15
           Residual Interest - Pool B                                                     20,765.03
           Residual Principal - Pool A                                                    89,817.19
           Residual Principal - Pool B                                                    31,181.45
                                                                                       ------------
                                                                                                                   120,998.64
           Ending Residual Principal Balance
                                           Pool A                                      5,714,044.24
                                           Pool B                                      1,568,076.84
                                                                                       ------------              ------------
                                                                                                                 7,282,121.08
                                                                                                                 ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                        92,533.84
            - Servicer Advances reimbursement                                                                      382,826.77
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      119,133.72
                                                                                                                 ------------
           Total amounts due to Servicer                                                                           594,494.33
                                                                                                                 ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 1999


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   193,451,296.68

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  2,993,906.28

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
         ending of the related Collection Period                                                                      190,457,390.40
                                                                                                                      ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                             2,925,978.24

          - Principal portion of Prepayment Amounts                                                      67,928.04

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                       0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                            0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                     0.00

                                                                                                      ------------
                                           Total Decline in Aggregate Discounted Contract Balance             0.00
                                                                                                      ============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    53,305,595.27

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  1,039,381.63

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
         ending of the related Collection Period                                                                       52,266,213.64
                                                                                                                      ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                               963,602.86

          - Principal portion of Prepayment Amounts                                                      75,778.77

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                       0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                            0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                     0.00

                                                                                                      ------------
                                           Total Decline in Aggregate Discounted Contract Balance             0.00
                                                                                                      ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     242,723,604.04
                                                                                                                      ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 1999


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
     POOL A                                                                                              Predecessor
                                               Discounted                            Predecessor         Discounted
     Lease #   Lessee Name                     Present Value                         Lease #             Present Value
     ------------------------------            --------------------------------      ---------------     ---------------------------
               NONE











                                               --------------------------------                          ---------------------------
                                   Totals:                               $0.00                                                 $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                                                        $0.00
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES            NO  X
                                                                                --------       --------


     POOL B                                                                                              Predecessor
                                               Discounted                            Predecessor         Discounted
     Lease #   Lessee Name                     Present Value                         Lease #             Present Value
     ------------------------------            --------------------------------      ---------------     ---------------------------
               NONE









                                               --------------------------------                                    -----------------
                                   Totals:                               $0.00                                                 $0.00


     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                                        $0.00
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                            0.00%

   * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES            NO  X
                                                                                --------       --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 1999


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                             Predecessor
                                               Discounted                            Predecessor         Discounted
     Lease #   Lessee Name                     Present Value                         Lease #             Present Value
     ------------------------------            ----------------------------          ---------------     ---------------------------
               None










                                               ----------------------------                              ---------------------------
                                   Totals:                            $0.00                                                    $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                         0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                                                      $0.00
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES           NO  X
                                                                                --------      --------



     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                Discounted                              Predecessor        Discounted
     Lease #   Lessee Name                      Present Value                           Lease #            Present Value
     ------------------------------             ----------------------------            ---------------    -------------------------
               None









                                                ----------------------------                               -------------------------
                                   Totals:                            $0.00                                                    $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED               $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                          $0.00
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                            0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES              NO  X
                                                                                --------         --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 15, 1999


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                         AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
     This Month                            1,335,354.18             This Month                                  242,723,604.04
     1 Month Prior                         1,413,437.58             1 Month Prior                               246,756,891.95
     2 Months Prior                          641,144.30             2 Months Prior                              250,517,046.69

     Total                                 3,389,936.06             Total                                       739,997,542.68

     a) 3 MONTH AVERAGE                    1,129,978.69             b) 3 MONTH AVERAGE                          246,665,847.56

     c) a/b                                       0.46%


2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                         Yes          No  X
                                                                                                             ----        ----

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                               Yes          No  X
                                                                                                             ----        ----
     B. An Indenture Event of Default has occurred and is then continuing?                               Yes          No  X
                                                                                                             ----        ----

4.   Has a Servicer Event of Default                                                                     Yes          No  X
     occurred?
                                                                                                             ----        ----


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                                    Yes          No  X
                                                                                                             ----        ----
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
          not remedied within 90 days?                                                                   Yes          No  X
                                                                                                             ----        ----
     C. As of any Determination date, the sum of all defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                                    Yes          No  X
                                                                                                             ----        ----




6.   Aggregate Discounted Contract Balance at Closing Date                                           Balance
                                                                                                             $ --
                                                                                                             ----


     DELINQUENT LEASE SUMMARY

                             Days Past Due            Current Pool Balance                  # Leases
                             -------------            --------------------                  --------
                                   31 - 60                    6,171,901.48                        42
                                   61 - 90                       28,304.71                         2
                                  91 - 180                    1,335,354.18                        20



     Approved By:
     Lisa J. Cruikshank
     Vice President